UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

Lord abbett research fund, inc.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/20

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Dividend Growth Fund*

Growth Opportunities Fund

Small Cap Value Fund

* formerly Calibrated Dividend Growth Fund

For the fiscal year ended November 30, 2020

Table of Contents

1	A Letter to Shareholders

10	Investment Comparisons

14	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

21	Dividend Growth Fund

24	Growth Opportunities Fund

28	Small Cap Value Fund

31	Statements of Assets and Liabilities

33	Statements of Operations

34	Statements of Changes in Net Assets

36	Financial Highlights

48	Notes to Financial Statements

65	Report of Independent Registered Public Accounting Firm

66	Supplemental Information to Shareholders

Lord Abbett Research Fund

Lord Abbett Dividend Growth Fund,

Lord Abbett Growth Opportunities Fund,

Lord Abbett Small Cap Value Fund

Annual Report

For the fiscal year ended November 30, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

Dividend Growth Fund

For the fiscal year ended November 30, 2020, the Fund returned 15.10%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 17.46% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November, with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies in our view. Soon after, Pfizer and BioNTech announced that their

COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following Pfizer and BioBTech’s announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer and BioNTech vaccine and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by the end of December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

During the 12-month period ending November 30, 2020, the Fund’s position in shares of Medtronic, Inc., a medical technology company that manufacturers device-based medical therapies and services, detracted most from relative performance. Shares of Medtronic sold off precipitously amid the onset of the global pandemic as the medical device maker faced a weaker demand backdrop as elective procedures were postponed. Shares of McDonald’s Corp., a global fast-food operator, also detracted from relative performance. Shares of McDonald’s fell as the company faced a challenging operating environment where only drive-

through and delivery were available to customers due to social distancing. This led to a greater-than-anticipated decline in first quarter earnings. Lastly, the Fund’s shares of Jack Henry & Associates, Inc., a technology solutions and payment processing services company, detracted from relative performance. The stock had run up sharply heading into the fiscal fourth quarter earnings call. However, fiscal 2021 guidance was short of consensus, driven largely by lower deconversion fees, which resulted in a sharp negative reaction in the share price.

One of the largest contributors to relative performance was the Fund’s position in Blackrock, Inc., an investment management, risk management, and advisory services provider. Despite COVID-19 related market headwinds, Blackrock delivered positive organic growth over multiple quarters due to the firm’s scale and diversified platform, increased adoption of ETFs, and robust capital flexibility. Shares of Danaher Corp., a medical company, also contributed to relative performance over the period. Shares of Danaher rose as the company delivered better-than-expected revenue and earnings. The beat was driven by COVID-19 testing tailwinds as well as a rebound in the base business, which was aided by strong biopharmaceutical trends. Additionally, shares of West Pharmaceutical Services, Inc., a vaccine, biologics, and consumer health care products manufacturer, contributed to performance over the period. Shares of West Pharmaceutical rallied following the-sell off in March, as the company was largely insulated from the effects of the COVID-19 pandemic as drug manufacturers were exempt from stay-at-home orders. Further, the company saw an acceleration in demand for vial stoppers, a component of an injection vial that keeps the content from spilling.

Lord Abbett Growth Opportunities Fund

For the fiscal year ended November 30, 2020, the Fund returned 35.75%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,2 which returned 30.90% over the same period.

The trailing twelve-month period was characterized by several market-moving events. Trade tensions between the U.S. and China continued to ebb and flow in the final four months of 2019. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in the likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index1 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November, with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it, in our view, lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following Pfizer and BioBTech’s announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer and BioNTech vaccine and Moderna’s vaccine were on track to receive Emergency Use Authorization from the FDA by December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID 19 levels.

Security selection within the health care and financials sectors contributed to the Fund’s relative performance over the trailing twelve months. Within the health care sector, Natera, Inc., a medical diagnostics company focused on genetic testing services, contributed to relative performance. Natera executed well during the period and expanded its reach, as the company’s Signatera Molecular residual disease test proved to be effective at detecting tumors. Additionally, the Fund’s allocation to Immunomedics, Inc., a developer and manufacturer of biopharmaceutical products, contributed to relative performance as Gilead Sciences, Inc. announced it would acquire the company for a large premium.

Within the financials sector, the Fund’s holding of Goosehead Insurance Inc., an independent personal lines insurance agency, contributed to relative performance over the period. Shares of Goosehead rose as written premiums and the number of franchises grew. Additionally, the company was able to successfully migrate its sales channels, as well as its new agent and franchise training, to virtual remote work during the depths of the global pandemic.

Conversely, security selection within the consumer discretionary and information technology sectors detracted from relative performance during the period. The Fund’s position in Norwegian

Inc., a cruise line operator, detracted from relative performance as the COVID-19 pandemic led to dramatic declines in global travel, negatively impacting cruise line demand and operations. Aramark Holdings Corp., a provider of food, facilities, and uniform services, also detracted. Aramark’s core business was severely impacted by the spread of COVID-19 in North America, which forced the cancellation of events and the closure of venues.

Within the information technology sector, shares of Euronet Worldwide, Inc., a provider of electronic payment and transaction processing solutions, detracted from relative performance during the period. Given its exposure to European ATMs, Euronet Worldwide was severely impacted by the decline in global tourism and employment precipitated by the COVID-19 pandemic.

Lord Abbett Small Cap Value Fund

For the fiscal year ended November 30, 2020, the Fund returned -4.40% reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000 Value® Index,3 which returned 0.35% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index1 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit

Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the removal of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as, in our view, it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following Pfizer and BioBTech’s announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer and BioNTech vaccine and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by the end of December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

During the 12-month period ended November 30, 2020, the Fund’s holding of Entercom Communications Corp. was the largest detractor from relative performance. The media and entertainment servicer faced significant headwinds at the onset of the COVID-19 pandemic as the market punished radio broadcaster stocks due to their high leverage. Another detractor from relative performance was the Fund’s position in Triumph Group, Inc., a manufacturer of aerospace and defense systems and equipment for the aviation industry. Shares of the Triumph dropped significantly in March as pandemic-related travel restrictions grounded flights worldwide, taking a toll on the aviation industry. Natus Medical Inc., a medical device company, also detracted from relative performance as the company’s shares fell after it reported second quarter earnings in which revenues were down 32.4% versus the second quarter of 2019. The decrease in revenues over the year was due to the impact of the COVID-19 pandemic. Specifically, Natus’ neuro products and services segment was impacted by the decline in spending at many hospitals and the hearing and balance segment was hindered by the reduced activity in audiologists’ offices and retail hearing centers.

Conversely, the Fund’s holding of Brightsphere Investment Group, Inc. contributed most to relative performance. Shares of the asset manager rose after it was reported on June 26, 2020 that Generali, an Italian insurance and financial manager, had approached the company about a potential takeover. Additionally, the stock rallied after the firm released its third quarter results, which were better than expected due to lower operating expenses. Another contributor to relative performance during the period was the Fund’s position in Saia, Inc., a transportation company. Shares of Saia rose after the company reported a strong first quarter, where earnings beat consensus, and the firm’s commentary on April transportation trends was better than feared. The Fund’s holding in Malibu Boats, Inc., a manufacturer of recreational powerboats, also contributed to relative performance. Shares of the company rose significantly in May as retail trends began to improve as families looked for safe activities amidst the pandemic.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2   The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

3   The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000® Index with lower price-to-book ratios and lower relative forecasted growth rates. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Dividend Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	8.48%	11.64%	11.20%	–
Class C4	13.21%	12.12%	11.06%	–
Class F5	15.38%	13.22%	12.10%	–
Class F3[6]	15.50%	–	–	13.05%
Class I5	15.42%	13.26%	12.16%	–
Class P5	14.83%	12.74%	11.66%	–
Class R2[5]	14.67%	12.57%	11.50%	–
Class R3[5]	14.81%	12.70%	11.62%	–
Class R4[7]	15.10%	12.98%	–	12.09%
Class R5[7]	15.36%	13.26%	–	12.37%
Class R6[7]	15.50%	13.38%	–	12.48%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Growth Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	27.96%	15.16%	12.82%	–
Class C4	33.73%	15.66%	12.69%	–
Class F5	35.95%	16.71%	13.70%	–
Class F3[6]	36.18%	–	–	21.99%
Class I5	36.08%	16.83%	13.81%	–
Class P5	35.51%	16.30%	13.30%	–
Class R2[5]	35.26%	16.12%	13.13%	–
Class R3[5]	35.43%	16.24%	13.25%	–
Class R4[7]	35.75%	16.53%	–	14.39%
Class R5[7]	36.09%	16.83%	–	14.69%
Class R6[7]	36.20%	16.94%	–	14.80%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020, is calculated using the SEC–required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	-9.91%	2.53%	6.23%	–
Class C4	-5.84%	2.97%	6.07%	–
Class F5	-4.24%	3.92%	7.03%	–
Class F3[6]	-4.09%	–	–	1.68%
Class I5	-4.18%	4.01%	7.14%	–
Class P5	-4.63%	3.54%	6.66%	–
Class R2[5]	-4.74%	3.40%	6.50%	–
Class R3[5]	-4.67%	3.51%	6.63%	–
Class R4[7]	-4.43%	3.75%	–	3.29%
Class R5[7]	-4.17%	4.02%	–	3.56%
Class R6[7]	-4.10%	4.10%	–	3.64%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 through November 30, 2020).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/20 – 11/30/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Dividend Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/20	11/30/20	6/1/20 – 11/30/20
Class A
Actual	$1,000.00	$1,190.20	$5.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.30	$4.75
Class C
Actual	$1,000.00	$1,185.70	$9.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.55	$8.52
Class F
Actual	$1,000.00	$1,192.00	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.55	$3.49
Class F3
Actual	$1,000.00	$1,192.00	$3.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.90	$3.13
Class I
Actual	$1,000.00	$1,192.20	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.55	$3.49
Class P
Actual	$1,000.00	$1,189.20	$6.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.76
Class R2
Actual	$1,000.00	$1,187.90	$7.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.51
Class R3
Actual	$1,000.00	$1,189.00	$6.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.01
Class R4
Actual	$1,000.00	$1,190.20	$5.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.30	$4.75
Class R5
Actual	$1,000.00	$1,192.30	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.55	$3.49
Class R6
Actual	$1,000.00	$1,192.70	$3.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.90	$3.13

†    For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.94% for Class A, 1.69% for Class C, 0.69% for Class F, 0.62% for Class F3, 0.69% for Class I, 1.14% for Class P, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.62% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Communication Services	6.61%
Consumer Discretionary	12.19%
Consumer Staples	7.12%
Energy	1.58%
Financials	14.67%
Health Care	12.80%
Industrials	13.79%
Information Technology	23.60%
Materials	2.32%
Utilities	4.60%
Repurchase Agreement	0.72%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/20	11/30/20	6/1/20 – 11/30/20
Class A
Actual	$1,000.00	$1,297.90	$6.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.35
Class C
Actual	$1,000.00	$1,293.20	$10.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.95	$9.12
Class F
Actual	$1,000.00	$1,298.80	$5.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.45	$4.60
Class F3
Actual	$1,000.00	$1,300.10	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.25	$3.79
Class I
Actual	$1,000.00	$1,299.70	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.95	$4.09
Class P
Actual	$1,000.00	$1,296.90	$7.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.36
Class R2
Actual	$1,000.00	$1,295.70	$8.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.11
Class R3
Actual	$1,000.00	$1,296.50	$7.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.61
Class R4
Actual	$1,000.00	$1,297.90	$6.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.35
Class R5
Actual	$1,000.00	$1,299.40	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.95	$4.09
Class R6
Actual	$1,000.00	$1,299.80	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.25	$3.79

†    For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.81% for C, 0.91% for Class F, 0.75% for Class F3, 0.81% for Class I, 1.26% for Class P, 1.41% for Class R2, 1.31% for Class R3, 1.06% for Class R4, 0.81% for Class R5 and 0.75% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Communication Services	5.28%
Consumer Discretionary	13.56%
Consumer Staples	3.82%
Financials	5.70%
Health Care	22.25%
Industrials	10.86%
Information Technology	31.53%
Materials	3.85%
Real Estate	1.28%
Repurchase Agreement	0.78%
Money Market Fund(a)	0.98%
Time Deposit(a)	0.11%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/20	11/30/20	6/1/20 – 11/30/20
Class A
Actual	$1,000.00	$1,239.60	$ 6.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$ 5.81
Class C
Actual	$1,000.00	$1,233.70	$10.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.50	$ 9.57
Class F
Actual	$1,000.00	$1,241.40	$ 5.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$ 5.05
Class F3
Actual	$1,000.00	$1,242.20	$ 4.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$ 4.29
Class I
Actual	$1,000.00	$1,241.10	$ 5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$ 4.55
Class P
Actual	$1,000.00	$1,238.70	$ 7.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$ 6.81
Class R2
Actual	$1,000.00	$1,238.00	$ 8.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.50	$ 7.57
Class R3
Actual	$1,000.00	$1,238.30	$ 7.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$ 7.06
Class R4
Actual	$1,000.00	$1,240.00	$ 6.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$ 5.81
Class R5
Actual	$1,000.00	$1,241.60	$ 5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$ 4.55
Class R6
Actual	$1,000.00	$1,241.50	$ 4.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$ 4.29

†    For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.15% for Class A, 1.90% for C, 1.00% for Class F, 0.85% for Class F3, 0.90% for Class I, 1.35% for Class P, 1.50% for Class R2, 1.40% for Class R3, 1.15% for Class R4, 0.90% for Class R5 and 0.85% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Communication Services	1.08%
Consumer Discretionary	11.36%
Consumer Staples	2.23%
Energy	4.02%
Financials	24.62%
Health Care	5.18%
Industrials	20.58%
Information Technology	9.14%
Materials	7.42%
Real Estate	10.59%
Utilities	3.44%
Repurchase Agreement	0.34%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

DIVIDEND GROWTH FUND November 30, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.19%

Aerospace & Defense 2.60%
Northrop Grumman Corp.	104,100	$31,465
Raytheon Technologies Corp.	561,341	40,260
Total		71,725

Banks 2.64%
JPMorgan Chase & Co.	616,900	72,720

Beverages 1.53%
Coca-Cola Co. (The)	817,679	42,192

Biotechnology 1.89%
AbbVie, Inc.	498,107	52,092

Building Products 1.09%
Masco Corp.	561,500	30,136

Capital Markets 9.35%
Ameriprise Financial, Inc.	294,300	54,516
BlackRock, Inc.	120,200	83,942
MarketAxess Holdings, Inc.	49,400	26,635
Moody’s Corp.	139,200	39,302
S&P Global, Inc.	151,200	53,189
Total		257,584

Chemicals 2.32%
Air Products & Chemicals, Inc.	228,300	63,956

Commercial Services & Supplies 1.49%
Waste Management, Inc.	344,400	41,028

Distributors 1.20%
Pool Corp.	95,500	33,054

Diversified Telecommunication Services 1.53%
Verizon Communications, Inc.	698,300	42,184

Electric: Utilities 1.90%
NextEra Energy, Inc.	710,300	52,271

Entertainment 1.95%
Walt Disney Co. (The)	362,900	53,713
Investments	Shares	Fair Value (000)
Food & Staples Retailing 3.20%

Sysco Corp.	590,200	$42,075
Walmart, Inc.	302,270	46,184
Total		88,259

Health Care Equipment & Supplies 5.32%
Abbott Laboratories	570,400	61,729
Danaher Corp.	238,600	53,597
West Pharmaceutical Services, Inc.	113,800	31,313
Total		146,639

Health Care Providers & Services 1.55%
UnitedHealth Group, Inc.	127,100	42,749

Hotels, Restaurants & Leisure 2.56%
McDonald’s Corp.	324,026	70,456

Household Products 0.66%
Procter & Gamble Co. (The)	131,600	18,275

Information Technology Services 6.03%
Accenture plc Class A (Ireland)(a)	285,300	71,065
Jack Henry & Associates, Inc.	166,500	26,783
Visa, Inc. Class A	325,200	68,406
Total		166,254

Insurance 2.67%
Chubb Ltd. (Switzerland)(a)	285,100	42,146
RenaissanceRe Holdings Ltd.	190,100	31,298
Total		73,444

Machinery 4.51%
Dover Corp.	338,000	41,246
Illinois Tool Works, Inc.	192,700	40,677
Stanley Black & Decker, Inc.	229,400	42,281
Total		124,204

Media 3.12%
Comcast Corp. Class A	1,710,600	85,941

Multi-Line Retail 1.30%
Dollar General Corp.	163,800	35,803

See Notes to Financial Statements.	21

Schedule of Investments (continued)

DIVIDEND GROWTH FUND November 30, 2020

Investments	Shares	Fair Value (000)
Multi-Utilities 2.70%

CMS Energy Corp.	647,100	$39,823
WEC Energy Group, Inc.	363,300	34,495
Total		74,318

Oil, Gas & Consumable Fuels 1.58%
Total SE ADR	1,033,700	43,560

Personal Products 1.71%
Estee Lauder Cos., Inc. (The) Class A	192,300	47,175

Pharmaceuticals 4.03%
Johnson & Johnson	284,623	41,179
Merck & Co., Inc.	379,200	30,484
Zoetis, Inc.	244,900	39,277
Total		110,940

Road & Rail 4.09%
J.B. Hunt Transport Services, Inc.	303,200	41,017
Union Pacific Corp.	350,800	71,591
Total		112,608

Semiconductors & Semiconductor Equipment 9.90%
Analog Devices, Inc.	345,000	47,982
Microchip Technology, Inc.	375,867	50,513
NVIDIA Corp.	47,700	25,570
QUALCOMM, Inc.	488,426	71,882
Texas Instruments, Inc.	475,700	76,707
Total		272,654

Software 6.06%
Intuit, Inc.	103,900	36,575
Microsoft Corp.	608,500	130,262
Total		166,837

Specialty Retail 4.64%
Home Depot, Inc. (The)	99,100	27,491
Lowe’s Cos., Inc.	314,875	49,064
TJX Cos., Inc. (The)	809,600	51,418
Total		127,973
Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 1.59%
Apple, Inc.	367,500	$43,751

Textiles, Apparel & Luxury Goods 2.48%
NIKE, Inc. Class B	507,000	68,293
Total Common Stocks (cost $2,084,556,255)		2,732,788

	Principal Amount (000)

SHORT-TERM INVESTMENT 0.72%

Repurchase Agreement
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $20,241,200 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $20,230,128; proceeds: $19,833,426 (cost $19,833,426)	$19,833	19,833
Total Investments in Securities 99.91% (cost $2,104,389,681)		2,752,621
Other Assets in Excess of Liabilities(b) 0.09%		2,605
Net Assets 100.00%		$2,755,226

ADR	American Depositary Receipt.
(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

22	See Notes to Financial Statements.

Schedule of Investments (concluded)

DIVIDEND GROWTH FUND November 30, 2020

Open Futures Contracts at November 30, 2020:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
E- Mini S&P 500 Index	December 2020	100	Long	$17,514,987	$18,116,000	$601,013

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,732,788	$–	$–	$2,732,788
Short-Term Investment
Repurchase Agreement	–	19,833	–	19,833
Total	$2,732,788	$19,833	$–	$2,752,621

Other Financial Instruments
Futures Contracts
Assets	$601	$–	$–	$601
Liabilities	–	–	–	–
Total	$601	$–	$–	$601

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	23

Schedule of Investments

GROWTH OPPORTUNITIES FUND November 30, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.21%

Aerospace & Defense 1.62%
CAE, Inc. (Canada)(a)	461,972	$11,249
TransDigm Group, Inc.	3,444	1,995
Total		13,244

Banks 0.75%
First Republic Bank	47,611	6,169

Beverages 1.50%
Boston Beer Co., Inc. (The) Class A*	4,147	3,860
Brown-Forman Corp. Class B	104,665	8,443
Total		12,303

Biotechnology 5.40%
Acceleron Pharma, Inc.*	32,356	3,820
Argenx SE ADR*	15,375	4,410
Blueprint Medicines Corp.*	26,099	2,821
Iovance Biotherapeutics, Inc.*	131,233	5,093
Mirati Therapeutics, Inc.*	10,670	2,538
Moderna, Inc.*	18,194	2,779
Natera, Inc.*	77,165	6,811
Seagen, Inc.*	58,691	9,996
SpringWorks Therapeutics, Inc.*	35,453	2,320
Twist Bioscience Corp.*	31,654	3,537
Total		44,125

Capital Markets 2.80%
MarketAxess Holdings, Inc.	20,322	10,957
Moody’s Corp.	13,170	3,718
MSCI, Inc.	20,062	8,214
Total		22,889

Chemicals 0.44%
FMC Corp.	30,684	3,560

Construction Materials 1.08%
Vulcan Materials Co.	62,963	8,793

Containers & Packaging 2.39%
Avery Dennison Corp.	38,900	5,809
Ball Corp.	142,658	13,697
Total		19,506
Investments	Shares	Fair Value (000)
Diversified Consumer Services 2.65%
Bright Horizons Family Solutions, Inc.*	48,924	$8,322
Chegg, Inc.*	79,768	6,216
Service Corp. International	145,634	7,084
Total		21,622

Electrical Equipment 1.67%
AMETEK, Inc.	72,617	8,607
Hubbell, Inc.	31,084	5,023
Total		13,630

Electronic Equipment, Instruments & Components 2.18%
Amphenol Corp. Class A	84,724	11,083
Trimble, Inc.*	113,138	6,773
Total		17,856

Entertainment 2.56%
Roku, Inc.*	41,676	12,235
Take-Two Interactive Software, Inc.*	36,858	6,653
Warner Music Group Corp. Class A	69,159	2,056
Total		20,944

Equity Real Estate Investment Trusts 1.29%
SBA Communications Corp.	36,828	10,576

Food & Staples Retailing 0.37%
Sysco Corp.	42,648	3,040

Health Care Equipment & Supplies 7.04%
Align Technology, Inc.*	34,078	16,401
DexCom, Inc.*	17,097	5,466
IDEXX Laboratories, Inc.*	14,820	6,832
Insulet Corp.*	33,380	8,602
Outset Medical, Inc.*	60,714	3,886
Penumbra, Inc.*	17,240	3,825
Silk Road Medical, Inc.*	43,299	2,481
West Pharmaceutical Services, Inc.	36,469	10,035
Total		57,528

24	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2020

Investments	Shares	Fair Value (000)
Health Care Providers & Services 1.06%
Guardant Health, Inc.*	71,517	$8,662

Health Care Technology 2.64%
Teladoc Health, Inc.*(b)	42,644	8,476
Veeva Systems, Inc. Class A*	47,270	13,088
Total		21,564

Hotels, Restaurants & Leisure 2.18%
Chipotle Mexican Grill, Inc.*	10,527	13,574
Wingstop, Inc.	33,663	4,285
Total		17,859

Household Products 1.39%
Church & Dwight Co., Inc.	129,641	11,379

Industrial Conglomerates 0.76%
Roper Technologies, Inc.	14,645	6,253

Information Technology Services 8.52%
FleetCor Technologies, Inc.*	51,900	13,764
Genpact Ltd.	215,608	8,764
Global Payments, Inc.	57,803	11,283
Jack Henry & Associates, Inc.	57,488	9,248
Twilio, Inc. Class A*	58,162	18,617
Wix.com Ltd. (Israel)*(a)	31,360	8,010
Total		69,686

Insurance 2.21%
Goosehead Insurance, Inc. Class A	96,781	11,915
RenaissanceRe Holdings Ltd.	37,198	6,124
Total		18,039

Interactive Media & Services 2.78%
Match Group, Inc.*	93,065	12,956
Snap, Inc. Class A*	219,454	9,748
Total		22,704

Internet & Direct Marketing Retail 1.27%
Chewy, Inc. Class A*(b)	28,908	2,243
Etsy, Inc.*	50,476	8,111
Total		10,354
Investments	Shares		Fair Value (000)
Leisure Products 0.77%
Peloton Interactive, Inc. Class A*		53,924	$6,274

Life Sciences Tools & Services 4.56%
10X Genomics, Inc. Class A*		53,415	8,178
Berkeley Lights, Inc.*		38,876	3,221
Bio-Rad Laboratories, Inc. Class A*		11,767	6,337
Charles River Laboratories International, Inc.*		37,876	8,883
Maravai LifeSciences Holdings, Inc. Class A*		86,208	2,427
Repligen Corp.*		43,346	8,221
Total			37,267

Machinery 1.84%
Fortive Corp.		91,161	6,393
Stanley Black & Decker, Inc.		47,084	8,678
Total			15,071

Multi-Line Retail 1.20%
Dollar Tree, Inc.*		89,480	9,775

Personal Products 0.59%
Shiseido Co., Ltd.(c)	JPY	68,664	4,841

Pharmaceuticals 1.80%
Catalent, Inc.*		49,769	4,785
Zoetis, Inc.		62,036	9,949
Total			14,734

Professional Services 1.53%
CoStar Group, Inc.*		13,719	12,492

Road & Rail 3.56%
J.B. Hunt Transport Services, Inc.		56,721	7,673
Kansas City Southern		30,373	5,655
Old Dominion Freight Line, Inc.		47,137	9,586
Saia, Inc.*		35,421	6,182
Total			29,096

See Notes to Financial Statements.	25

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2020

Investments	Shares	Fair Value (000)

Semiconductors & Semiconductor Equipment 5.87%
Analog Devices, Inc.	80,783	$11,236
Lam Research Corp.	20,594	9,322
Microchip Technology, Inc.	72,975	9,807
NXP Semiconductors NV (Netherlands)(a)	51,515	8,161
Xilinx, Inc.	65,038	9,466
Total		47,992

Software 15.29%
Anaplan, Inc.*	111,137	7,779
Coupa Software, Inc.*	28,221	9,282
DocuSign, Inc.*	66,035	15,048
Everbridge, Inc.*	50,907	6,462
Fair Isaac Corp.*	18,552	8,771
Palo Alto Networks, Inc.*	32,197	9,463
Paycom Software, Inc.*	23,504	9,803
RingCentral, Inc. Class A*	64,634	19,200
ServiceNow, Inc.*	12,078	6,456
Splunk, Inc.*	90,647	18,508
Zendesk, Inc.*	106,652	14,238
Total		125,010

Specialty Retail 4.26%
Burlington Stores, Inc.*	58,663	12,820
O’Reilly Automotive, Inc.*	27,362	12,106
Tractor Supply Co.	70,176	9,882
Total		34,808

Textiles, Apparel & Luxury Goods 1.39%
Canada Goose Holdings, Inc. (Canada)*(a)(b)	98,933	3,289
Lululemon Athletica, Inc. (Canada)*(a)	21,898	8,107
Total		11,396
Total Common Stocks (cost $485,687,837)		811,041
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 1.89%

Repurchase Agreement 0.79%
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $6,570,000 of U.S. Treasury Note at .125% due 11/30/2022; value: $6,566,406; proceeds: $6,437,609 (cost $6,437,609)	$6,438	$6,438

	Shares

Money Market Fund 0.99%
Fidelity Government Portfolio(d) (cost $8,075,718)	8,075,718	8,076

Time Deposit 0.11%
CitiBank N.A.(d) (cost $897,303)	897,303	897
Total Short-Term Investments (cost $15,410,630)		15,411
Total Investments in Securities 101.10% (cost $501,098,467)		826,452
Liabilities in Excess of Other Assets (1.10)%		(8,955)
Net Assets 100.00%		$817,497

ADR	American Depositary Receipt.
JPY	Japanese yen.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Security was purchased with the cash collateral from loaned securities.

26	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH OPPORTUNITIES FUND November 30, 2020

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$811,041	$–	$–	$811,041
Short-Term Investments
Repurchase Agreement	–	6,438	–	6,438
Money Market Fund	8,076	–	–	8,076
Time Deposit	–	897	–	897
Total	$819,117	$7,335	$–	$826,452

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	27

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.61%

Aerospace & Defense 1.15%
Hexcel Corp.	139,589	$6,912

Airlines 0.53%
Hawaiian Holdings, Inc.	156,614	3,173

Auto Components 2.86%
American Axle & Manufacturing Holdings, Inc.*	1,106,712	8,810
Dorman Products, Inc.*	90,995	8,405
Total		17,215

Automobiles 2.14%
Harley-Davidson, Inc.	151,172	6,091
Thor Industries, Inc.	70,154	6,770
Total		12,861

Banks 14.54%
Bancorp, Inc. (The)*	1,435,717	16,941
Bank of Hawaii Corp.	147,069	11,013
BankUnited, Inc.	385,500	10,991
Camden National Corp.	247,701	8,509
Pacific Premier Bancorp, Inc.	329,673	9,501
Sterling Bancorp	638,106	10,197
TCF Financial Corp.	349,559	11,745
Triumph Bancorp, Inc.*	190,238	8,644
Total		87,541

Building Products 1.52%
Masonite International Corp.*	91,303	9,135

Capital Markets 4.35%
Brightsphere Investment Group, Inc.	489,933	8,672
Moelis & Co. Class A	217,400	8,531
Victory Capital Holdings, Inc. Class A	437,835	8,988
Total		26,191
Investments	Shares	Fair Value (000)
Chemicals 4.85%
Avient Corp.	289,984	$10,599
Chase Corp.	71,466	7,572
Valvoline, Inc.	484,800	11,048
Total		29,219

Commercial Services & Supplies 1.00%
SP Plus Corp.*	211,275	6,009

Construction & Engineering 1.09%
EMCOR Group, Inc.	76,001	6,550

Containers & Packaging 1.07%
Pactiv Evergreen, Inc.*	382,890	6,463

Electric: Utilities 1.73%
IDACORP, Inc.	58,264	5,278
Portland General Electric Co.	124,300	5,143
Total		10,421

Electrical Equipment 1.51%
Acuity Brands, Inc.	76,588	9,093

Electronic Equipment, Instruments & Components 2.45%
Avnet, Inc.	201,800	6,125
Littelfuse, Inc.	35,800	8,611
Total		14,736

Energy Equipment & Services 2.28%
Cactus, Inc. Class A	287,900	6,679
Core Laboratories NV (Netherlands)(a)	321,511	7,064
Total		13,743

Equity Real Estate Investment Trusts 7.90%
CoreSite Realty Corp.	44,467	5,576
First Industrial Realty Trust, Inc.	143,700	6,018
Highwoods Properties, Inc.	192,100	7,358
Outfront Media, Inc.	319,290	6,047
STAG Industrial, Inc.	198,100	5,899
Sunstone Hotel Investors, Inc.	827,346	8,687
Weingarten Realty Investors	380,100	7,948
Total		47,533

28	See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2020

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 2.32%
Natus Medical, Inc.*	301,697	$6,312
NuVasive, Inc.*	165,201	7,652
Total		13,964

Health Care Providers & Services 1.91%
AMN Healthcare Services, Inc.*	112,538	7,333
Covetrus, Inc.*	154,917	4,185
Total		11,518

Hotels, Restaurants & Leisure 1.53%
Caesars Entertainment, Inc.*	135,336	9,219

Household Durables 1.29%
Purple Innovation, Inc.*	260,847	7,779

Household Products 2.23%
Spectrum Brands Holdings, Inc.	200,941	13,429

Information Technology Services 2.42%
International Money Express, Inc.*	537,683	8,463
MAXIMUS, Inc.	84,900	6,097
Total		14,560

Insurance 2.92%
ProSight Global, Inc.*	744,141	9,488
Stewart Information Services Corp.	193,270	8,092
Total		17,580

Leisure Products 0.97%
Malibu Boats, Inc. Class A*	102,551	5,844

Life Sciences Tools & Services 0.94%
Syneos Health, Inc.*	85,953	5,659

Machinery 11.06%
Alamo Group, Inc.	59,690	8,101
Allison Transmission Holdings, Inc.	220,580	9,055
Blue Bird Corp.*	191,295	3,139
Columbus McKinnon Corp.	254,200	9,606
Crane Co.	184,890	12,855
Hillenbrand, Inc.	399,829	14,982
Miller Industries, Inc.	264,384	8,828
Total		66,566
		Fair
		Value
Investments	Shares	(000)
Media 1.08%
Nexstar Media Group, Inc. Class A	61,600	$6,483

Metals & Mining 1.49%
Worthington Industries, Inc.	172,974	8,946

Multi-Utilities 1.71%
Black Hills Corp.	83,543	5,082
NorthWestern Corp.	89,500	5,191
Total		10,273

Oil, Gas & Consumable Fuels 1.74%
Par Pacific Holdings, Inc.*	529,439	6,030
WPX Energy, Inc.*	622,545	4,433
Total		10,463

Real Estate Management & Development 2.69%
Marcus & Millichap, Inc.*	175,158	6,279
Realogy Holdings Corp.*	806,084	9,923
Total		16,202

Road & Rail 1.32%
Landstar System, Inc.	60,728	7,981

Semiconductors & Semiconductor Equipment 3.29%
Advanced Energy Industries, Inc.*	114,836	11,077
Ichor Holdings Ltd.*	273,321	8,719
Total		19,796

Software 0.98%
American Software Inc/GA	359,345	5,900

Specialty Retail 1.66%
Williams-Sonoma, Inc.	91,139	9,977

Textiles, Apparel & Luxury Goods 0.90%
Skechers U.S.A., Inc. Class A*	162,271	5,431

Thrifts & Mortgage Finance 2.80%
Essent Group Ltd.	147,700	6,478
Flagstar Bancorp, Inc.	295,800	10,365
Total		16,843

See Notes to Financial Statements.	29

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2020

Investments	Shares	Fair Value (000)
Trading Companies & Distributors 1.39%
Applied Industrial Technologies, Inc.	107,070	$8,398
Total Common Stocks (cost $543,052,396)		599,606
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.34%

Repurchase Agreement
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $2,070,700 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $2,069,567; proceeds: $2,028,926 (cost $2,028,926)	$2,029	$2,029
Total Investments in Securities 99.95% (cost $545,081,322)		601,635
Cash and Other Assets in Excess of Liabilities 0.05%		316
Net Assets 100.00%		$601,951

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$599,606	$–	$–	$599,606
Short-Term Investment
Repurchase Agreement	–	2,029	–	2,029
Total	$599,606	$2,029	$–	$601,635

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

30	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2020

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
ASSETS:
Investments in securities, at cost	$2,104,389,681	$501,098,467	$545,081,322
Investments in securities, at fair value including $0, $8,868,871 and $0, respectively, of securities loaned	$2,752,621,266	$826,452,141	$601,634,649
Cash	–	–	1,674,850
Deposits with brokers for futures collateral	1,200,000	–	–
Receivables:
Investment securities sold	5,594,542	–	1,166,913
Dividends	3,572,605	442,332	839,148
Capital shares sold	2,614,167	751,777	271,622
From advisor (See Note 3)	26,145	83,661	–
Securities lending income receivable	–	2,876	180
Prepaid expenses and other assets	103,139	72,629	67,673
Total assets	2,765,731,864	827,805,416	605,655,035
LIABILITIES:
Payables:
Investment securities purchased	5,545,869	–	2,425,912
Payable for collateral due to broker for securities lending	–	8,973,021	–
Capital shares reacquired	2,261,241	409,609	331,752
Management fee	1,183,137	482,577	355,329
Directors’ fees	341,340	108,105	288,178
12b-1 distribution plan	529,247	134,346	71,614
Fund administration	88,553	25,737	18,951
Variation margin on futures contracts	111,832	–	–
Accrued expenses	444,648	175,433	212,686
Total liabilities	10,505,867	10,308,828	3,704,422
Commitments and contingent liabilities
NET ASSETS	$2,755,225,997	$817,496,588	$601,950,613
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,042,571,330	$382,843,834	$581,413,870
Total distributable earnings (loss)	712,654,667	434,652,754	20,536,743
Net Assets	$2,755,225,997	$817,496,588	$601,950,613

See Notes to Financial Statements.	31

Statements of Assets and Liabilities (concluded)

November 30, 2020

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Net assets by class:
Class A Shares	$1,925,497,796	$492,772,424	$200,419,103
Class C Shares	$176,775,369	$26,782,185	$5,483,787
Class F Shares	$330,469,847	$42,529,536	$9,218,983
Class F3 Shares	$240,766,991	$26,711,466	$25,732,812
Class I Shares	$44,354,373	$193,878,385	$332,301,477
Class P Shares	$1,092,483	$3,431,732	$14,958,284
Class R2 Shares	$950,771	$986,650	$440,965
Class R3 Shares	$13,802,186	$16,867,775	$4,353,516
Class R4 Shares	$4,143,997	$1,948,488	$1,217,856
Class R5 Shares	$394,767	$99,578	$25,977
Class R6 Shares	$16,977,417	$11,488,369	$7,797,853
Outstanding shares by class:
Class A Shares (538.125, 198 and 378 million shares of common stock authorized, $.001 par value)	108,051,787	15,365,643	14,345,565
Class C Shares (40, 40 and 30 million shares of common stock authorized, $.001 par value)	10,069,975	1,193,145	1,070,641
Class F Shares (144.375, 66 and 63 million shares of common stock authorized, $.001 par value)	18,491,432	1,264,390	652,127
Class F3 Shares (88.125, 66 and 63 million shares of common stock authorized, $.001 par value)	13,294,684	712,966	1,437,592
Class I Shares (144.375, 66 and 315 million shares of common stock authorized, $.001 par value)	2,461,702	5,210,673	18,708,153
Class P Shares (20, 20 and 50 million shares of common stock authorized, $.001 par value)	60,915	110,675	1,157,528
Class R2 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	52,753	32,826	34,758
Class R3 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	778,905	547,173	335,123
Class R4 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	232,789	60,751	86,974
Class R5 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	21,921	2,674	1,461
Class R6 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	937,682	306,700	435,767
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$17.82	$32.07	$13.97
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$18.91	$34.03	$14.82
Class C Shares-Net asset value	$17.55	$22.45	$5.12
Class F Shares-Net asset value	$17.87	$33.64	$14.14
Class F3 Shares-Net asset value	$18.11	$37.47	$17.90
Class I Shares-Net asset value	$18.02	$37.21	$17.76
Class P Shares-Net asset value	$17.93	$31.01	$12.92
Class R2 Shares-Net asset value	$18.02	$30.06	$12.69
Class R3 Shares-Net asset value	$17.72	$30.83	$12.99
Class R4 Shares-Net asset value	$17.80	$32.07	$14.00
Class R5 Shares-Net asset value	$18.01	$37.24	$17.78
Class R6 Shares-Net asset value	$18.11	$37.46	$17.89

32	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2020

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $186,899, $16,056 and $9,130, respectively)	$50,455,796	$4,999,424	$12,015,708
Securities lending net income	–	21,242	26,403
Interest and other	35,230	18,441	16,990
Interest earned from Interfund Lending (See Note 11)	157	–	–
Total investment income	50,491,183	5,039,107	12,059,101
Expenses:
Management fee	13,259,569	5,277,149	4,411,528
12b-1 distribution plan-Class A	4,269,737	1,004,254	492,005
12b-1 distribution plan-Class C	1,903,694	254,231	59,309
12b-1 distribution plan-Class F	279,326	29,822	7,318
12b-1 distribution plan-Class P	4,390	13,179	70,005
12b-1 distribution plan-Class R2	5,401	4,744	2,760
12b-1 distribution plan-Class R3	70,839	75,820	21,836
12b-1 distribution plan-Class R4	12,460	3,747	2,808
Shareholder servicing	1,970,361	596,945	479,649
Fund administration	984,630	281,448	235,281
Registration	229,892	148,362	141,589
Reports to shareholders	203,939	45,103	40,154
Professional	77,445	54,170	49,746
Directors’ fees	99,637	29,245	24,638
Custody	39,531	12,250	27,829
Other	164,168	134,689	79,346
Gross expenses	23,575,019	7,965,158	6,145,801
Expense reductions (See Note 9)	(21,107)	(4,355)	(4,396)
Fees waived and expenses reimbursed (See Note 3)	(313,975)	(605,365)	(24,626)
Net expenses	23,239,937	7,355,438	6,116,779
Net investment income (loss)	27,251,246	(2,316,331)	5,942,322
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	69,635,450	129,444,399	(41,524,586)
Net realized gain (loss) on futures contracts	(622,508)	–	–
Net realized gain (loss) on foreign currency related transactions	–	(950)	(37)
Net change in unrealized appreciation/depreciation on investments	248,304,581	90,234,644	(13,548,099)
Net change in unrealized appreciation/depreciation on futures contracts	373,525	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	21	–
Net realized and unrealized gain (loss)	317,691,048	219,678,114	(55,072,722)
Net Increase (Decrease) in Net Assets Resulting From Operations	$344,942,294	$217,361,783	$(49,130,400)

See Notes to Financial Statements.	33

Statements of Changes in Net Assets

	Dividend Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
Operations:
Net investment income (loss)	$27,251,246	$38,169,186
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	69,012,942	113,629,427
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	248,678,106	151,139,650
Net increase (decrease) in net assets resulting from operations	344,942,294	302,938,263
Distributions to shareholders:
Class A	(95,729,930)	(130,513,086)
Class C	(10,436,946)	(16,917,446)
Class F	(16,793,617)	(19,671,929)
Class F3	(11,838,066)	(15,450,282)
Class I	(2,392,268)	(3,380,561)
Class P	(59,181)	(116,117)
Class R2	(52,203)	(94,801)
Class R3	(843,829)	(1,318,084)
Class R4	(299,153)	(354,368)
Class R5	(16,041)	(19,224)
Class R6	(761,857)	(939,273)
Total distributions to shareholders	(139,223,091)	(188,775,171)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	474,532,293	401,687,035
Reinvestment of distributions	130,713,695	178,925,882
Cost of shares reacquired	(586,444,304)	(530,484,394)
Net increase (decrease) in net assets resulting from capital share transactions	18,801,684	50,128,523
Net increase (decrease) in net assets	224,520,887	164,291,615
NET ASSETS:
Beginning of year	$2,530,705,110	$2,366,413,495
End of year	$2,755,225,997	$2,530,705,110

34	See Notes to Financial Statements.

Growth Opportunities Fund		Small Cap Value Fund
For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

$(2,316,331)	$(2,441,579)	$5,942,322	$3,108,443

129,443,449	53,980,437	(41,524,623)	126,367,497

90,234,665	120,331,650	(13,548,099)	(115,718,266)

217,361,783	171,870,508	(49,130,400)	13,757,674

(20,723,284)	(17,630,577)	(43,991,109)	(47,826,419)
(2,005,599)	(1,847,374)	(3,175,002)	(2,989,801)
(1,220,792)	(1,005,180)	(1,745,862)	(3,017,435)
(373,366)	(313,063)	(4,068,923)	(4,096,535)
(17,636,627)	(17,104,054)	(57,227,526)	(58,302,292)
(183,757)	(149,527)	(3,489,331)	(4,024,562)
(41,760)	(48,322)	(108,411)	(104,944)
(883,104)	(934,613)	(990,977)	(954,955)
(54,769)	(45,753)	(233,999)	(274,383)
(4,172)	(3,310)	(7,774)	(1,680)
(336,618)	(426,423)	(1,115,468)	(2,546,155)
(43,463,848)	(39,508,196)	(116,154,382)	(124,139,161)

117,862,472	113,552,901	89,272,606	75,346,316
42,343,046	38,593,114	110,743,176	116,454,976
(363,359,557)	(230,110,952)	(199,678,996)	(230,129,392)

(203,154,039)	(77,964,937)	336,786	(38,328,100)
(29,256,104)	54,397,375	(164,947,996)	(148,709,587)

$846,752,692	$792,355,317	$766,898,609	$915,608,196
$817,496,588	$846,752,692	$601,950,613	$766,898,609

See Notes to Financial Statements.	35

Financial Highlights

DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2020	$16.38	$0.17	$2.17	$2.34	$(0.20)	$(0.70)	$(0.90)
11/30/2019	15.75	0.25	1.64	1.89	(0.23)	(1.03)	(1.26)
11/30/2018	16.26	0.24	0.48	0.72	(0.24)	(0.99)	(1.23)
11/30/2017	14.82	0.25	2.43	2.68	(0.27)	(0.97)	(1.24)
11/30/2016	14.42	0.27	1.38	1.65	(0.25)	(1.00)	(1.25)
Class C
11/30/2020	16.14	0.06	2.13	2.19	(0.08)	(0.70)	(0.78)
11/30/2019	15.54	0.13	1.62	1.75	(0.12)	(1.03)	(1.15)
11/30/2018	16.06	0.12	0.47	0.59	(0.12)	(0.99)	(1.11)
11/30/2017	14.64	0.14	2.41	2.55	(0.16)	(0.97)	(1.13)
11/30/2016	14.27	0.17	1.35	1.52	(0.15)	(1.00)	(1.15)
Class F
11/30/2020	16.41	0.21	2.18	2.39	(0.23)	(0.70)	(0.93)
11/30/2019	15.77	0.29	1.63	1.92	(0.25)	(1.03)	(1.28)
11/30/2018	16.26	0.28	0.49	0.77	(0.27)	(0.99)	(1.26)
11/30/2017	14.80	0.28	2.44	2.72	(0.29)	(0.97)	(1.26)
11/30/2016	14.41	0.31	1.35	1.66	(0.27)	(1.00)	(1.27)
Class F3
11/30/2020	16.62	0.23	2.20	2.43	(0.24)	(0.70)	(0.94)
11/30/2019	15.96	0.30	1.66	1.96	(0.27)	(1.03)	(1.30)
11/30/2018	16.45	0.30	0.48	0.78	(0.28)	(0.99)	(1.27)
4/4/2017 to 11/30/2017(c)	14.66	0.24	1.70	1.94	(0.15)	–	(0.15)
Class I
11/30/2020	16.55	0.21	2.20	2.41	(0.24)	(0.70)	(0.94)
11/30/2019	15.91	0.29	1.65	1.94	(0.27)	(1.03)	(1.30)
11/30/2018	16.41	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
11/30/2017	14.93	0.33	2.42	2.75	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.31	1.38	1.69	(0.28)	(1.00)	(1.28)
Class P
11/30/2020	16.48	0.14	2.18	2.32	(0.17)	(0.70)	(0.87)
11/30/2019	15.83	0.22	1.65	1.87	(0.19)	(1.03)	(1.22)
11/30/2018	16.34	0.21	0.48	0.69	(0.21)	(0.99)	(1.20)
11/30/2017	14.88	0.22	2.44	2.66	(0.23)	(0.97)	(1.20)
11/30/2016	14.47	0.24	1.39	1.63	(0.22)	(1.00)	(1.22)

36	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$17.82	15.10		0.95		0.95		1.10		$1,925,498	59
16.38	13.59		0.95		0.95		1.62		1,731,882	51
15.75	4.72		0.94		0.97		1.57		1,627,633	51
16.26	19.35		0.92		1.04		1.70		1,671,580	58
14.82	12.60		0.85		1.06		1.92		1,604,257	70

17.55	14.21		1.70		1.70		0.37		176,775	59
16.14	12.72		1.70		1.70		0.87		216,647	51
15.54	3.90		1.70		1.73		0.81		230,385	51
16.06	18.57		1.66		1.79		0.96		295,025	58
14.64	11.71		1.60		1.81		1.19		291,842	70

17.87	15.38		0.70		0.80		1.35		330,470	59
16.41	13.81		0.70		0.80		1.87		296,993	51
15.77	5.00		0.70		0.82		1.82		241,282	51
16.26	19.71		0.70		0.89		1.92		245,916	58
14.80	12.72		0.70		0.91		2.18		266,399	70

18.11	15.50		0.62		0.62		1.43		240,767	59
16.62	13.90		0.63		0.63		1.95		205,183	51
15.96	5.07		0.62		0.65		1.91		188,484	51
16.45	13.31	(d)	0.59	(e)	0.70	(e)	2.34	(e)	176,087	58

18.02	15.42		0.70		0.70		1.35		44,354	59
16.55	13.87		0.70		0.70		1.87		42,809	51
15.91	4.93		0.69		0.72		1.82		42,698	51
16.41	19.77		0.66		0.79		2.17		43,186	58
14.93	12.86		0.60		0.81		2.18		18,315	70

17.93	14.83		1.15		1.15		0.90		1,092	59
16.48	13.36		1.15		1.15		1.42		1,137	51
15.83	4.48		1.15		1.17		1.36		1,663	51
16.34	19.16		1.12		1.24		1.50		1,794	58
14.88	12.40		1.05		1.26		1.71		1,782	70

See Notes to Financial Statements.	37

Financial Highlights (concluded)

DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2020	$16.55	$0.12	$2.19	$2.31	$(0.14)	$(0.70)	$(0.84)
11/30/2019	15.90	0.19	1.67	1.86	(0.18)	(1.03)	(1.21)
11/30/2018	16.40	0.19	0.49	0.68	(0.19)	(0.99)	(1.18)
11/30/2017	14.93	0.20	2.46	2.66	(0.22)	(0.97)	(1.19)
11/30/2016	14.52	0.22	1.38	1.60	(0.19)	(1.00)	(1.19)
Class R3
11/30/2020	16.29	0.13	2.16	2.29	(0.16)	(0.70)	(0.86)
11/30/2019	15.67	0.21	1.63	1.84	(0.19)	(1.03)	(1.22)
11/30/2018	16.19	0.20	0.47	0.67	(0.20)	(0.99)	(1.19)
11/30/2017	14.75	0.22	2.42	2.64	(0.23)	(0.97)	(1.20)
11/30/2016	14.36	0.24	1.36	1.60	(0.21)	(1.00)	(1.21)
Class R4
11/30/2020	16.36	0.18	2.16	2.34	(0.20)	(0.70)	(0.90)
11/30/2019	15.74	0.25	1.63	1.88	(0.23)	(1.03)	(1.26)
11/30/2018	16.25	0.25	0.48	0.73	(0.25)	(0.99)	(1.24)
11/30/2017	14.81	0.26	2.42	2.68	(0.27)	(0.97)	(1.24)
11/30/2016	14.42	0.31	1.34	1.65	(0.26)	(1.00)	(1.26)
Class R5
11/30/2020	16.55	0.21	2.19	2.40	(0.24)	(0.70)	(0.94)
11/30/2019	15.90	0.29	1.66	1.95	(0.27)	(1.03)	(1.30)
11/30/2018	16.40	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
11/30/2017	14.93	0.28	2.46	2.74	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.34	1.35	1.69	(0.28)	(1.00)	(1.28)
Class R6
11/30/2020	16.62	0.23	2.20	2.43	(0.24)	(0.70)	(0.94)
11/30/2019	15.96	0.30	1.66	1.96	(0.27)	(1.03)	(1.30)
11/30/2018	16.44	0.30	0.49	0.79	(0.28)	(0.99)	(1.27)
11/30/2017	14.95	0.31	2.45	2.76	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.43	1.28	1.71	(0.28)	(1.00)	(1.28)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

38	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$18.02	14.67	1.30	1.30	0.76	$951	59
16.55	13.16	1.30	1.30	1.26	1,045	51
15.90	4.38	1.30	1.32	1.22	1,267	51
16.40	19.01	1.27	1.39	1.37	1,335	58
14.93	12.16	1.20	1.41	1.57	1,010	70

17.72	14.81	1.20	1.20	0.86	13,802	59
16.29	13.31	1.20	1.20	1.37	16,221	51
15.67	4.48	1.19	1.22	1.31	17,079	51
16.19	19.10	1.14	1.27	1.47	21,399	58
14.75	12.32	1.09	1.30	1.69	23,998	70

17.80	15.10	0.95	0.95	1.12	4,144	59
16.36	13.54	0.95	0.95	1.62	5,504	51
15.74	4.75	0.94	0.97	1.61	4,331	51
16.25	19.42	0.93	1.04	1.71	2,171	58
14.81	12.60	0.84	1.06	2.14	316	70

18.01	15.36	0.70	0.70	1.34	395	59
16.55	13.87	0.70	0.70	1.89	272	51
15.90	5.00	0.69	0.72	1.84	248	51
16.40	19.71	0.66	0.79	1.88	201	58
14.93	12.86	0.59	0.81	2.38	314	70

18.11	15.50	0.62	0.62	1.43	16,977	59
16.62	13.97	0.63	0.63	1.95	13,012	51
15.96	5.06	0.62	0.65	1.89	11,344	51
16.44	19.84	0.62	0.73	2.05	13,163	58
14.95	13.03	0.49	0.70	2.99	235	70

See Notes to Financial Statements.	39

Financial Highlights

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
11/30/2020	$24.97	$(0.11)	$8.56	$8.45	$(1.35)	$32.07
11/30/2019	21.46	(0.09)	4.74	4.65	(1.14)	24.97
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
11/30/2017	18.91	(0.09)	3.97	3.88	(0.58)	22.21
11/30/2016	21.48	(0.07)	0.04	(0.03)	(2.54)	18.91
Class C
11/30/2020	18.01	(0.20)	5.99	5.79	(1.35)	22.45
11/30/2019	15.93	(0.19)	3.41	3.22	(1.14)	18.01
11/30/2018	17.08	(0.20)	0.89	0.69	(1.84)	15.93
11/30/2017	14.78	(0.18)	3.06	2.88	(0.58)	17.08
11/30/2016	17.48	(0.16)	–	(0.16)	(2.54)	14.78
Class F
11/30/2020	26.09	(0.08)	8.98	8.90	(1.35)	33.64
11/30/2019	22.33	(0.06)	4.96	4.90	(1.14)	26.09
11/30/2018	23.00	(0.08)	1.25	1.17	(1.84)	22.33
11/30/2017	19.54	(0.06)	4.10	4.04	(0.58)	23.00
11/30/2016	22.08	(0.04)	0.04	–	(2.54)	19.54
Class F3
11/30/2020	28.86	(0.05)	10.01	9.96	(1.35)	37.47
11/30/2019	24.53	(0.02)	5.49	5.47	(1.14)	28.86
11/30/2018	25.05	(0.04)	1.36	1.32	(1.84)	24.53
4/4/2017 to 11/30/2017(c)	21.60	–	3.45	3.45	–	25.05
Class I
11/30/2020	28.69	(0.02)	9.89	9.87	(1.35)	37.21
11/30/2019	24.41	(0.04)	5.46	5.42	(1.14)	28.69
11/30/2018	24.95	(0.05)	1.35	1.30	(1.84)	24.41
11/30/2017	21.12	(0.06)	4.47	4.41	(0.58)	24.95
11/30/2016	23.63	(0.03)	0.06	0.03	(2.54)	21.12
Class P
11/30/2020	24.24	(0.15)	8.27	8.12	(1.35)	31.01
11/30/2019	20.90	(0.13)	4.61	4.48	(1.14)	24.24
11/30/2018	21.72	(0.15)	1.17	1.02	(1.84)	20.90
11/30/2017	18.54	(0.12)	3.88	3.76	(0.58)	21.72
11/30/2016	21.15	(0.11)	0.04	(0.07)	(2.54)	18.54
Class R2
11/30/2020	23.57	(0.18)	8.02	7.84	(1.35)	30.06
11/30/2019	20.39	(0.16)	4.48	4.32	(1.14)	23.57
11/30/2018	21.26	(0.18)	1.15	0.97	(1.84)	20.39
11/30/2017	18.19	(0.15)	3.80	3.65	(0.58)	21.26
11/30/2016	20.83	(0.13)	0.03	(0.10)	(2.54)	18.19

40	See Notes to Financial Statements.

		Ratios to Average Net Assets:					Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

35.75		1.10		1.19		(0.42)	$492,772	50
23.48		1.16		1.16		(0.39)	385,588	27
5.41		1.18		1.18		(0.51)	333,638	55
21.17		1.26		1.26		(0.43)	348,028	73
0.37		1.29		1.29		(0.39)	356,816	117

34.73		1.85		1.94		(1.15)	26,782	50
22.58		1.91		1.91		(1.14)	26,860	27
4.61		1.93		1.93		(1.27)	26,130	55
20.28		2.00		2.00		(1.17)	42,858	73
(0.39)		2.03		2.03		(1.14)	50,084	117

35.95		0.94		1.04		(0.28)	42,530	50
23.69		1.01		1.01		(0.24)	23,271	27
5.53		1.03		1.03		(0.36)	20,840	55
21.36		1.11		1.11		(0.29)	21,021	73
0.52		1.14		1.14		(0.23)	22,020	117

36.18		0.77		0.86		(0.15)	26,711	50
23.90		0.86		0.86		(0.08)	7,986	27
5.73		0.85		0.85		(0.18)	6,804	55
15.97	(d)	0.87	(e)	0.87	(e)	0.01 (e)	6,105	73

36.08		0.86		0.94		(0.05)	193,878	50
23.81		0.91		0.91		(0.15)	374,814	27
5.67		0.91		0.91		(0.20)	373,708	55
21.47		1.03		1.03		(0.30)	5,258	73
0.62		1.04		1.04		(0.14)	94,899	117

35.51		1.30		1.39		(0.60)	3,432	50
23.23		1.36		1.36		(0.58)	3,286	27
5.19		1.38		1.38		(0.71)	2,789	55
20.94		1.46		1.46		(0.62)	2,642	73
0.17		1.49		1.49		(0.59)	2,517	117

35.26		1.45		1.54		(0.76)	987	50
23.13		1.51		1.51		(0.75)	748	27
5.00		1.53		1.53		(0.87)	865	55
20.73		1.60		1.60		(0.78)	1,415	73
0.01		1.64		1.64		(0.74)	1,012	117

See Notes to Financial Statements.	41

Financial Highlights (concluded)

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class R3
11/30/2020	$24.11	$(0.16)	$8.23	$8.07	$(1.35)	$30.83
11/30/2019	20.81	(0.14)	4.58	4.44	(1.14)	24.11
11/30/2018	21.64	(0.16)	1.17	1.01	(1.84)	20.81
11/30/2017	18.49	(0.13)	3.86	3.73	(0.58)	21.64
11/30/2016	21.11	(0.11)	0.03	(0.08)	(2.54)	18.49
Class R4
11/30/2020	24.97	(0.11)	8.56	8.45	(1.35)	32.07
11/30/2019	21.46	(0.09)	4.74	4.65	(1.14)	24.97
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
11/30/2017	18.91	(0.08)	3.96	3.88	(0.58)	22.21
11/30/2016	21.48	(0.02)	(0.01)	(0.03)	(2.54)	18.91
Class R5
11/30/2020	28.71	(0.05)	9.93	9.88	(1.35)	37.24
11/30/2019	24.43	(0.04)	5.46	5.42	(1.14)	28.71
11/30/2018	24.97	(0.06)	1.36	1.30	(1.84)	24.43
11/30/2017	21.13	(0.04)	4.46	4.42	(0.58)	24.97
11/30/2016	23.64	(0.02)	0.05	0.03	(2.54)	21.13
Class R6
11/30/2020	28.86	(0.03)	9.98	9.95	(1.35)	37.46
11/30/2019	24.53	(0.03)	5.50	5.47	(1.14)	28.86
11/30/2018	25.05	(0.07)	1.39	1.32	(1.84)	24.53
11/30/2017	21.18	–	4.45	4.45	(0.58)	25.05
11/30/2016	23.65	0.01	0.06	0.07	(2.54)	21.18

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

42	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

35.43	1.35	1.44	(0.65)	$16,868	50
23.18	1.41	1.41	(0.64)	15,908	27
5.15	1.43	1.43	(0.76)	17,397	55
20.83	1.49	1.49	(0.67)	20,300	73
0.12	1.53	1.53	(0.63)	24,927	117

35.75	1.09	1.19	(0.45)	1,948	50
23.48	1.16	1.16	(0.40)	1,022	27
5.41	1.18	1.18	(0.51)	896	55
21.17	1.23	1.23	(0.40)	1,036	73
0.37	1.27	1.27	(0.12)	107	117

36.09	0.85	0.94	(0.16)	100	50
23.79	0.91	0.91	(0.14)	89	27
5.67	0.93	0.93	(0.26)	71	55
21.51	0.99	0.99	(0.17)	67	73
0.63	1.00	1.00	(0.11)	10	117

36.20	0.78	0.86	(0.11)	11,488	50
23.86	0.86	0.86	(0.11)	7,181	27
5.73	0.86	0.86	(0.30)	9,218	55
21.60	0.87	0.87	(0.01)	66,144	73
0.81	0.86	0.86	0.04	52	117

See Notes to Financial Statements.	43

Financial Highlights

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2020	$17.48	$0.11	$(0.68)	$(0.57)	$(0.05)	$(2.89)	$(2.94)
11/30/2019	20.46	0.04	0.04	0.08	–	(3.06)	(3.06)
11/30/2018	23.63	(0.07)	(0.17)	(0.24)	–	(2.93)	(2.93)
11/30/2017	24.64	(0.01)	2.11	2.10	–	(3.11)	(3.11)
11/30/2016	27.17	(0.02)	2.55	2.53	–	(5.06)	(5.06)
Class C
11/30/2020	8.23	0.01	(0.22)	(0.21)	(0.01)	(2.89)	(2.90)
11/30/2019	11.50	(0.04)	(0.17)	(0.21)	–	(3.06)	(3.06)
11/30/2018	14.67	(0.13)	(0.11)	(0.24)	–	(2.93)	(2.93)
11/30/2017	16.55	(0.11)	1.34	1.23	–	(3.11)	(3.11)
11/30/2016	20.13	(0.13)	1.61	1.48	–	(5.06)	(5.06)
Class F
11/30/2020	17.66	0.13	(0.68)	(0.55)	(0.08)	(2.89)	(2.97)
11/30/2019	20.61	0.06	0.05	0.11	–	(3.06)	(3.06)
11/30/2018	23.75	(0.04)	(0.17)	(0.21)	–	(2.93)	(2.93)
11/30/2017	24.72	0.02	2.12	2.14	–	(3.11)	(3.11)
11/30/2016	27.20	0.01	2.57	2.58	–	(5.06)	(5.06)
Class F3
11/30/2020	21.58	0.19	(0.88)	(0.69)	(0.10)	(2.89)	(2.99)
11/30/2019	24.39	0.12	0.13	0.25	–	(3.06)	(3.06)
11/30/2018	27.54	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)
4/4/2017 to 11/30/2017(e)	25.41	0.05	2.08	2.13	–	–	–
Class I
11/30/2020	21.45	0.18	(0.88)	(0.70)	(0.10)	(2.89)	(2.99)
11/30/2019	24.28	0.10	0.13	0.23	–	(3.06)	(3.06)
11/30/2018	27.44	(0.02)	(0.19)	(0.21)	(0.02)	(2.93)	(2.95)
11/30/2017	28.06	0.05	2.44	2.49	–	(3.11)	(3.11)
11/30/2016	30.13	0.03	2.96	2.99	–	(5.06)	(5.06)
Class P
11/30/2020	16.38	0.08	(0.63)	(0.55)	(0.02)	(2.89)	(2.91)
11/30/2019	19.42	0.01	0.01	0.02	–	(3.06)	(3.06)
11/30/2018	22.61	(0.11)	(0.15)	(0.26)	–	(2.93)	(2.93)
11/30/2017	23.75	(0.05)	2.02	1.97	–	(3.11)	(3.11)
11/30/2016	26.43	(0.07)	2.45	2.38	–	(5.06)	(5.06)
Class R2
11/30/2020	16.14	0.06	(0.62)	(0.56)	–	(2.89)	(2.89)
11/30/2019	19.21	(0.01)	– (c)	(0.01)	–	(3.06)	(3.06)
11/30/2018	22.43	(0.14)	(0.15)	(0.29)	–	(2.93)	(2.93)
11/30/2017	23.62	(0.09)	2.01	1.92	–	(3.11)	(3.11)
11/30/2016	26.33	(0.09)	2.44	2.35	–	(5.06)	(5.06)

44	See Notes to Financial Statements.

		Ratios to Average Net Assets:					Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$13.97	(4.40)	1.19		1.19		0.87	$200,419	72
17.48	2.56	1.20		1.20		0.25	267,864	95
20.46	(0.97)	1.18		1.18		(0.33)	327,333	42
23.63	9.43	1.18		1.18		(0.05)	385,542	56
24.64	13.14	1.21		1.21		(0.11)	416,989	44

5.12	(5.22)	1.94		1.94		0.13	5,484	72
8.23	1.81	1.95		1.95		(0.50)	9,231	95
11.50	(1.70)	1.93		1.93		(1.08)	11,331	42
14.67	8.64	1.93		1.93		(0.76)	25,985	56
16.55	12.32	1.96		1.96		(0.86)	33,269	44

14.14	(4.24)	1.04		1.04		1.03	9,219	72
17.66	2.70	1.05		1.05		0.35	10,522	95
20.61	(0.81)	1.03		1.03		(0.18)	21,981	42
23.75	9.58	1.03		1.03		0.09	23,759	56
24.72	13.35	1.06		1.06		0.04	35,213	44

17.90	(4.09)	0.86		0.86		1.18	25,733	72
21.58	2.88	0.86		0.86		0.59	29,679	95
24.39	(0.62)	0.84		0.84		– (d)	33,319	42
27.54	8.38 (f)	0.84	(g)	0.84	(g)	0.30 (g)	32,548	56

17.76	(4.18)	0.94		0.94		1.12	332,301	72
21.45	2.85	0.95		0.95		0.50	411,532	95
24.28	(0.72)	0.92		0.92		(0.08)	466,928	42
27.44	9.70	0.93		0.93		0.19	621,900	56
28.06	13.43	0.96		0.96		0.14	679,954	44

12.92	(4.63)	1.39		1.39		0.67	14,958	72
16.38	2.41	1.40		1.40		0.05	20,819	95
19.42	(1.17)	1.38		1.38		(0.54)	25,895	42
22.61	9.21	1.38		1.38		(0.26)	35,174	56
23.75	12.90	1.42		1.42		(0.31)	46,606	44

12.69	(4.74)	1.54		1.54		0.52	441	72
16.14	2.25	1.55		1.55		(0.09)	603	95
19.21	(1.33)	1.53		1.53		(0.68)	656	42
22.43	9.03	1.53		1.53		(0.41)	682	56
23.62	12.81	1.57		1.57		(0.42)	381	44

See Notes to Financial Statements.	45

Financial Highlights (concluded)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2020	$16.46	$0.07	$(0.63)	$(0.56)	$(0.02)	$(2.89)	$(2.91)
11/30/2019	19.50	– (c)	0.02	0.02	–	(3.06)	(3.06)
11/30/2018	22.70	(0.11)	(0.16)	(0.27)	–	(2.93)	(2.93)
11/30/2017	23.84	(0.06)	2.03	1.97	–	(3.11)	(3.11)
11/30/2016	26.51	(0.07)	2.46	2.39	–	(5.06)	(5.06)
Class R4
11/30/2020	17.49	0.11	(0.69)	(0.58)	(0.02)	(2.89)	(2.91)
11/30/2019	20.47	0.05	0.03	0.08	–	(3.06)	(3.06)
11/30/2018	23.64	(0.07)	(0.17)	(0.24)	–	(2.93)	(2.93)
11/30/2017	24.65	(0.02)	2.12	2.10	–	(3.11)	(3.11)
11/30/2016	27.17	(0.05)	2.59	2.54	–	(5.06)	(5.06)
Class R5
11/30/2020	21.47	0.18	(0.88)	(0.70)	(0.10)	(2.89)	(2.99)
11/30/2019	24.31	0.13	0.09	0.22	–	(3.06)	(3.06)
11/30/2018	27.47	(0.03)	(0.17)	(0.20)	(0.03)	(2.93)	(2.96)
11/30/2017	28.08	0.03	2.47	2.50	–	(3.11)	(3.11)
11/30/2016	30.14	0.04	2.96	3.00	–	(5.06)	(5.06)
Class R6
11/30/2020	21.57	0.18	(0.87)	(0.69)	(0.10)	(2.89)	(2.99)
11/30/2019	24.38	0.11	0.14	0.25	–	(3.06)	(3.06)
11/30/2018	27.53	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)
11/30/2017	28.12	0.07	2.45	2.52	–	(3.11)	(3.11)
11/30/2016	30.15	0.07	2.96	3.03	–	(5.06)	(5.06)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than 0.01%.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

46	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.99	(4.67)	1.44	1.44	0.62	$4,354	72
16.46	2.33	1.45	1.45	0.01	5,713	95
19.50	(1.16)	1.43	1.43	(0.54)	6,080	42
22.70	9.17	1.42	1.42	(0.29)	7,728	56
23.84	12.89	1.44	1.44	(0.33)	7,238	44

14.00	(4.43)	1.19	1.19	0.84	1,218	72
17.49	2.55	1.20	1.20	0.28	2,750	95
20.47	(0.96)	1.18	1.18	(0.33)	1,851	42
23.64	9.43	1.18	1.18	(0.08)	3,448	56
24.65	13.19	1.19	1.19	(0.20)	1,234	44

17.78	(4.17)	0.94	0.94	1.15	26	72
21.47	2.85	0.93	0.93	0.64	55	95
24.31	(0.74)	0.92	0.92	(0.10)	13	42
27.47	9.73	0.92	0.92	0.12	345	56
28.08	13.46	0.94	0.94	0.17	15	44

17.89	(4.10)	0.86	0.86	1.18	7,798	72
21.57	2.89	0.86	0.86	0.54	8,129	95
24.38	(0.62)	0.84	0.84	– (d)	20,220	42
27.53	9.79	0.84	0.84	0.28	23,145	56
28.12	13.58	0.85	0.85	0.27	28,895	44

See Notes to Financial Statements.	47

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Dividend Growth Fund (“Dividend Growth Fund” formerly, “Calibrated Dividend Growth Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Lord Abbett Small-Cap Value Series (“Small Cap Value Fund”).

Dividend Growth Fund’s investment objective is to seek current income and capital appreciation. Growth Opportunities Fund’s investment objective is capital appreciation. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eleven active share classes at November 30, 2020: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective June 30, 2020, Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that each Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The first conversion of Class C to A Shares under this new policy took place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020. Prior to June 30, 2020, Class C shares converted following the tenth anniversary of the month on which the purchase order was accepted. The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or

Notes to Financial Statements (continued)

system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2017 through November 30, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class

Notes to Financial Statements (continued)

F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use forward foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.

Notes to Financial Statements (continued)

Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee for Dividend Growth Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.49%

The management fee for Growth Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

The management fee for Small Cap Value Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2020, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Notes to Financial Statements (continued)

Net Effective Management Fee
Dividend Growth Fund	0.54%
Growth Opportunities Fund	0.67%
Small Cap Value Fund	0.75%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following Funds’ administration fees during the fiscal year ended November 30, 2020:

Fund	Fund Administration Fee
Dividend Growth Fund	$34,649
Growth Opportunities Fund	$10,600
Small Cap Value Fund	$24,626

For the period from April 1, 2020 and continuing through March 31, 2021, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

Classes	Growth Opportunities Fund
A, C, F, I, P, R2, R3, R4 and R5	0.81%
F3 and R6	0.75%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)(2)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	For the fiscal year ended November 30, 2020, and continuing through March 31, 2021, the Distributor has contractually agreed to waive Dividend Growth Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Funds’ Board of Directors.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2020:

	Distributor Commission	Dealers’ Concession
Dividend Growth Fund	$334,417	$1,800,935
Growth Opportunities Fund	71,979	390,046
Small Cap Value Fund	17,185	92,928

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2020:

Notes to Financial Statements (continued)

	Class A	Class C
Dividend Growth Fund	$51,178	$17,884
Growth Opportunities Fund	9,252	1,906
Small Cap Value Fund	934	653

Other Related Parties

As of November 30, 2020, the percentages of Growth Opportunities Fund’s and Small Cap Value Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

		Underlying Funds
Fund of Funds	Growth Opportunities Fund	Small Cap Value Fund
Alpha Strategy Fund	–	22.60%
Multi-Asset Balanced Opportunities Fund	15.33%	–
Multi-Asset Income Fund	4.76%	–

One Director and certain of the Funds’ officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly for Dividend Growth Fund and annually for Growth Opportunities Fund and Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended November 30, 2020 and fiscal year ended November 30, 2019 were as follows:

	Dividend Growth Fund		Growth Opportunities Fund		Small Cap Value Fund
	Year Ended 11/30/2020	Year Ended 11/30/2019	Year Ended 11/30/2020	Year Ended 11/30/2019	Year Ended 11/30/2020	Year Ended 11/30/2019
Distributions paid from:
Ordinary income	$33,087,102	$70,041,461	$–	$8,156,688	$2,988,700	$7,597,559
Net long-term capital gains	106,135,989	118,733,710	43,463,848	31,351,508	113,165,682	116,541,602
Total distributions paid	$139,223,091	$188,775,171	$43,463,848	$39,508,196	$116,154,382	$124,139,161

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended November 30, 2020, year-end distributions were paid. The approximate amounts were as follows:

	Net Investment Income	Net Short-Term Capital Gain	Net Long-Term Capital Gain	Record Date	Ex-Date
Dividend Growth Fund	$–	$–	$65,944,000	December 17, 2020	December 18, 2020
Growth Opportunities Fund	–	19,404,000	92,993,000	December 17, 2020	December 18, 2020
Small Cap Value Fund	6,546,000	–	–	December 17, 2020	December 18, 2020

As of November 30, 2020, the components of accumulated gains on a tax-basis were as follows:

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Undistributed ordinary income - net	$3,946,037	$19,401,809	$5,928,551
Undistributed long-term capital gains	65,943,504	92,992,112	–
Total undistributed earnings	69,889,541	112,393,921	5,928,551
Capital loss carryforwards*	–	–	(36,693,089)
Temporary differences	(341,340)	(108,105)	(288,178)
Unrealized gains (losses) - net	643,106,466	322,366,938	51,589,459
Total accumulated gains - net	$712,654,667	$434,652,754	$20,536,743

*	The capital losses will carry forward indefinitely.

As of November 30, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Tax cost	$2,110,115,813	$504,085,224	$550,045,190
Gross unrealized gain	661,595,596	324,533,038	78,547,840
Gross unrealized loss	(18,489,130)	(2,166,121)	(26,958,381)
Net unrealized security gain (loss)	$643,106,466	$322,366,917	$51,589,459

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments and wash sales.

Permanent items identified during the fiscal year ended November 30, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (Loss	)	Paid-in Capital
Growth Opportunities Fund	$(15,151,847)		$15,151,847

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2020 were as follows:

	Purchases	Sales
Dividend Growth Fund	$1,439,482,584	$1,536,840,799
Growth Opportunities Fund	348,792,116	596,159,612
Small Cap Value Fund	422,629,918	534,315,301

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2020.

Notes to Financial Statements (continued)

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2020, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss)
Dividend Growth Fund	$–	$6,976,865	$79,154
Growth Opportunities Fund	121,377	5,828,370	300,955
Small Cap Value Fund	–	1,684,615	632,066

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Dividend Growth Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended November 30, 2020 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2020, the Fund had futures contracts with unrealized appreciation of $601,013. Amounts of $(622,508) and $373,525 are included in the Statement of Operations related to futures contracts under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 78.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Dividend Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$19,833,426	$ –	$19,833,426
Total	$19,833,426	$ –	$19,833,426

Notes to Financial Statements (continued)

			Dividend Growth Fund
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$19,833,426	$ –	$ –	$(19,833,426)	$ –
Total	$19,833,426	$ –	$ –	$(19,833,426)	$ –

		Growth Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$6,437,609	$ –	$6,437,609
Total	$6,437,609	$ –	$6,437,609

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$6,437,609	$ –	$ –	$(6,437,609)	$ –
Total	$6,437,609	$ –	$ –	$(6,437,609)	$ –

			Small Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,028,926	$ –	$2,028,926
Total	$2,028,926	$ –	$2,028,926

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,028,926	$ –	$ –	$(2,028,926)	$ –
Total	$2,028,926	$ –	$ –	$(2,028,926)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2020.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the

Notes to Financial Statements (continued)

Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended November 30, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended November 30, 2020, the Funds did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended November 30, 2020, Dividend Growth Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

		Average	Interest
Fund	Average Loan	Interest Rate	Income*
Dividend Growth Fund	$10,420,693	0.55%	$157

*	Included in the Statement of Operations.

There were no interfund loans outstanding as of November 30, 2020.

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. (the “Agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Funds’ agent; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of November 30, 2020, the market value of securities loaned and collateral received for the Funds were as follows:

Fund	Market Value of Securities Loaned	Collateral Received(1)
Growth Opportunities Fund	$8,868,871	$8,973,021

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

As of November 30, 2020, Dividend Growth Fund and Small Cap Value Fund did not loan any securities.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies and/or sectors in which the Funds invest.

Dividend Growth Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. Also, equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its

Notes to Financial Statements (continued)

benchmark or other funds with the same investment objective or similar strategies, even in a favorable market. Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

Growth Opportunities Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Due to the Fund’s investment exposure to American Depositary Receipts and foreign companies and emerging markets, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Small Cap Value Fund has particular risks associated with small company value stocks. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks, especially over the short term. The securities of small companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. Also, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

Notes to Financial Statements (continued)

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Dividend Growth Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	15,145,035	$227,111,365	13,265,950	$198,198,665
Converted from Class C*	2,476,262	39,387,781	1,113,778	17,297,915
Reinvestment of distributions	5,936,420	93,169,383	9,147,008	126,629,997
Shares reacquired	(21,222,926)	(322,725,974)	(21,119,867)	(316,406,189)
Increase	2,334,791	$36,942,555	2,406,869	$25,720,388
Class C Shares
Shares sold	2,165,435	$32,608,780	2,154,758	$31,384,476
Reinvestment of distributions	616,096	9,596,875	1,155,376	15,642,010
Shares reacquired	(3,619,249)	(54,312,420)	(3,582,649)	(52,607,279)
Converted to Class A*	(2,512,889)	(39,387,781)	(1,130,097)	(17,297,915)
Decrease	(3,350,607)	$(51,494,546)	(1,402,612)	$(22,878,708)
Class F Shares
Shares sold	8,763,581	$137,257,281	7,819,311	$118,138,746
Reinvestment of distributions	787,615	12,370,097	1,142,528	15,851,735
Shares reacquired	(9,155,551)	(128,284,123)	(6,169,310)	(91,736,443)
Increase	395,645	$21,343,255	2,792,529	$42,254,038
Class F3 Shares
Shares sold	3,578,079	$56,446,055	2,438,430	$37,587,629
Reinvestment of distributions	744,700	11,838,038	1,098,016	15,450,243
Shares reacquired	(3,370,069)	(52,762,355)	(3,005,386)	(46,256,348)
Increase	952,710	$15,521,738	531,060	$6,781,524

Notes to Financial Statements (continued)

Dividend Growth Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	855,554	$13,227,207	652,609	$10,022,276
Reinvestment of distributions	147,676	2,345,522	236,493	3,310,251
Shares reacquired	(1,127,569)	(16,507,536)	(987,600)	(14,864,681)
Decrease	(124,339)	$(934,807)	(98,498)	$(1,532,154)
Class P Shares
Shares sold	9,480	$146,313	19,513	$309,655
Reinvestment of distributions	3,732	59,181	8,400	116,116
Shares reacquired	(21,263)	(310,941)	(63,943)	(953,522)
Decrease	(8,051)	$(105,447)	(36,030)	$(527,751)
Class R2 Shares
Shares sold	5,328	$85,878	8,714	$131,325
Reinvestment of distributions	3,110	49,655	6,593	91,668
Shares reacquired	(18,800)	(257,934)	(31,868)	(484,204)
Decrease	(10,362)	$(122,401)	(16,561)	$(261,211)
Class R3 Shares
Shares sold	147,315	$2,264,273	131,270	$1,975,761
Reinvestment of distributions	53,902	843,829	96,058	1,318,002
Shares reacquired	(418,039)	(6,437,495)	(321,304)	(4,673,031)
Decrease	(216,822)	$(3,329,393)	(93,976)	$(1,379,268)
Class R4 Shares
Shares sold	84,229	$1,283,532	101,345	$1,496,275
Reinvestment of distributions	10,454	164,060	12,949	179,880
Shares reacquired	(198,230)	(3,166,984)	(53,131)	(808,074)
Increase (decrease)	(103,547)	$(1,719,392)	61,163	$868,081
Class R5 Shares
Shares sold	10,651	$166,940	15,788	$244,153
Reinvestment of distributions	1,014	16,041	1,372	19,225
Shares reacquired	(6,190)	(102,791)	(16,325)	(255,566)
Increase	5,475	$80,190	835	$7,812
Class R6 Shares
Shares sold	244,715	$3,934,669	143,955	$2,198,074
Reinvestment of distributions	16,389	261,014	22,483	316,755
Shares reacquired	(106,305)	(1,575,751)	(94,534)	(1,439,057)
Increase	154,799	$2,619,932	71,904	$1,075,772

Growth Opportunities Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,419,267	$58,861,892	1,441,334	$31,844,210
Converted from Class C*	181,357	4,754,330	84,683	1,928,758
Reinvestment of distributions	839,801	19,894,886	912,312	16,969,000
Shares reacquired	(3,515,115)	(86,534,033)	(2,546,474)	(56,209,914)
Decrease	(74,690)	$(3,022,925)	(108,145)	$(5,467,946)

Notes to Financial Statements (continued)

Growth Opportunities Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	267,056	$4,435,421	311,257	$4,698,466
Reinvestment of distributions	117,418	1,960,881	132,290	1,787,234
Shares reacquired	(424,391)	(7,285,535)	(475,328)	(7,575,270)
Converted to Class A*	(258,332)	(4,754,330)	(117,080)	(1,928,758)
Decrease	(298,249)	$(5,643,563)	(148,861)	$(3,018,328)
Class F Shares
Shares sold	883,151	$23,241,611	218,306	$5,138,976
Reinvestment of distributions	48,456	1,202,679	50,756	984,663
Shares reacquired	(559,202)	(13,671,043)	(310,292)	(7,003,254)
Increase (decrease)	372,405	$10,773,247	(41,230)	$(879,615)
Class F3 Shares
Shares sold	555,999	$17,103,658	67,826	$1,776,429
Reinvestment of distributions	13,528	373,366	14,609	313,063
Shares reacquired	(133,255)	(3,977,835)	(83,059)	(2,125,037)
Increase (decrease)	436,272	$13,499,189	(624)	$(35,545)
Class I Shares
Shares sold	201,314	$5,551,157	2,495,874	$65,138,657
Reinvestment of distributions	643,132	17,634,691	802,630	17,104,054
Shares reacquired	(8,698,299)	(240,612,850)	(5,543,677)	(143,674,473)
Decrease	(7,853,853)	$(217,427,002)	(2,245,173)	$(61,431,762)
Class P Shares
Shares sold	20,677	$495,316	34,169	$755,915
Reinvestment of distributions	8,007	183,757	8,270	149,527
Shares reacquired	(53,578)	(1,248,744)	(40,299)	(864,756)
Increase (decrease)	(24,894)	$(569,671)	2,140	$40,686
Class R2 Shares
Shares sold	28,129	$643,847	8,872	$179,594
Reinvestment of distributions	1,042	23,214	1,851	32,602
Shares reacquired	(28,095)	(630,859)	(21,417)	(454,426)
Increase (decrease)	1,076	$36,202	(10,694)	$(242,230)
Class R3 Shares
Shares sold	124,685	$2,936,480	93,356	$2,020,611
Reinvestment of distributions	38,682	883,104	51,923	934,613
Shares reacquired	(275,893)	(6,761,848)	(321,521)	(6,910,891)
Decrease	(112,526)	$(2,942,264)	(176,242)	$(3,955,667)
Class R4 Shares
Shares sold	33,488	$837,689	17,504	$400,483
Reinvestment of distributions	2,311	54,769	2,442	45,424
Shares reacquired	(15,965)	(413,128)	(20,766)	(479,311)
Increase (decrease)	19,834	$479,330	(820)	$(33,404)

Notes to Financial Statements (continued)

Growth Opportunities Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	3,460	$92,243	70	$1,755
Reinvestment of distributions	152	4,172	155	3,310
Shares reacquired	(4,027)	(109,496)	(35)	(904)
Increase (decrease)	(415)	$(13,081)	190	$4,161
Class R6 Shares
Shares sold	124,983	$3,663,158	59,784	$1,597,805
Reinvestment of distributions	4,622	127,527	12,582	269,624
Shares reacquired	(71,782)	(2,114,186)	(199,297)	(4,812,716)
Increase (decrease)	57,823	$1,676,499	(126,931)	$(2,945,287)

Small Cap Value Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,506,049	$19,124,760	1,872,830	$30,449,408
Converted from Class C*	34,596	416,456	20,815	347,602
Reinvestment of distributions	2,656,952	39,907,424	2,835,361	43,352,661
Shares reacquired	(5,173,744)	(65,731,630)	(5,403,532)	(90,867,447)
Decrease	(976,147)	$(6,282,990)	(674,526)	$(16,717,776)
Class C Shares
Shares sold	215,913	$1,010,520	194,085	$1,489,452
Reinvestment of distributions	548,828	3,045,992	396,674	2,875,880
Shares reacquired	(721,631)	(3,529,274)	(410,144)	(3,198,475)
Converted to Class A*	(93,981)	(416,456)	(44,009)	(347,602)
Increase (decrease)	(50,871)	$110,782	136,606	$819,255
Class F Shares
Shares sold	302,144	$3,894,088	254,965	$4,279,563
Reinvestment of distributions	103,776	1,575,324	117,876	1,818,819
Shares reacquired	(349,586)	(4,492,718)	(843,596)	(14,088,571)
Increase (decrease)	56,334	$976,694	(470,755)	$(7,990,189)
Class F3 Shares
Shares sold	444,470	$6,568,129	318,431	$6,545,913
Reinvestment of distributions	212,091	4,067,898	217,669	4,096,535
Shares reacquired	(594,213)	(9,382,671)	(527,165)	(10,950,316)
Increase (decrease)	62,348	$1,253,356	8,935	$(307,868)
Class I Shares
Shares sold	3,427,861	$51,656,306	1,207,504	$24,818,399
Reinvestment of distributions	2,998,650	57,124,282	3,059,039	57,265,207
Shares reacquired	(6,905,247)	(103,075,268)	(4,313,649)	(87,640,851)
Increase (decrease)	(478,736)	$5,705,320	(47,106)	$(5,557,245)
Class P Shares
Shares sold	191,966	$2,072,047	119,222	$1,867,060
Reinvestment of distributions	250,552	3,487,685	280,453	4,024,498
Shares reacquired	(556,339)	(6,607,420)	(462,062)	(7,275,449)
Decrease	(113,821)	$(1,047,688)	(62,387)	$(1,383,891)

Notes to Financial Statements (concluded)

Small Cap Value Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	13,226	$152,765	16,534	$250,082
Reinvestment of distributions	6,806	93,108	5,341	75,630
Shares reacquired	(22,620)	(226,173)	(18,679)	(289,601)
Increase (decrease)	(2,588)	$19,700	3,196	$36,111
Class R3 Shares
Shares sold	52,799	$586,493	40,700	$644,215
Reinvestment of distributions	70,784	990,977	66,178	954,955
Shares reacquired	(135,603)	(1,569,798)	(71,500)	(1,134,977)
Increase (decrease)	(12,020)	$7,672	35,378	$464,193
Class R4 Shares
Shares sold	38,393	$492,208	85,350	$1,369,430
Reinvestment of distributions	5,169	77,794	16,872	258,148
Shares reacquired	(113,833)	(1,792,612)	(35,377)	(599,075)
Increase (decrease)	(70,271)	$(1,222,610)	66,845	$1,028,503
Class R5 Shares
Shares sold	3,116	$57,825	1,939	$40,248
Reinvestment of distributions	408	7,774	90	1,680
Shares reacquired	(4,638)	(67,829)	(2)	(43)
Increase (decrease)	(1,114)	$(2,230)	2,027	$41,885
Class R6 Shares
Shares sold	247,708	$3,657,465	177,734	$3,592,546
Reinvestment of distributions	19,026	364,918	92,024	1,730,963
Shares reacquired	(207,764)	(3,203,603)	(722,250)	(14,084,587)
Increase (decrease)	58,970	$818,780	(452,492)	$(8,761,078)

*	Effective June 30, 2020, automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Research Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Research Fund, Inc. (the “Company”) comprising the Lord Abbett Dividend Growth Fund (formerly Lord Abbett Calibrated Dividend Growth Fund), Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series, including the schedules of investments as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Lord Abbett Research Fund, Inc. as of November 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008-2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the May 28–29, 2020 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018 through February 28, 2020. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: each Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Dividend Growth Fund	100%	100%
Small Cap Value Fund	100%	100%

Additionally, of the distributions paid to the shareholders during the fiscal year ended November 30, 2020, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Dividend Growth Fund	$1,445,572	$106,135,989
Growth Opportunities Fund	–	43,463,848
Small Cap Value Fund	–	113,165,682

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc. Lord Abbett Dividend Growth Fund Lord Abbett Growth Opportunities Fund Lord Abbett Small-Cap Value Series	LARF-2 (01/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2020 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2020 and 2019 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2020	2019
Audit Fees {a}	$126,000	$127,400
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	126,000	127,400

Tax Fees {b}	16,461	16,337
All Other Fees	- 0 -	- 0 -

Total Fees	$142,461	$143,737

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2020 and 2019 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees {a}	$214,142	$215,383

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not Applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, inc.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2021

By:	/s/Vito A. Fronda
Vito A. Fronda
Chief Financial Officer and Treasurer

Date: January 28, 2021